UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2007


                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-28839                                         13-1964841
  (Commission File Number)                    (IRS Employer Identification No.)


180 Marcus Boulevard, Hauppauge, New York                            11788
(Address of Principal Executive Offices)                           (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))





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Item 5.03 Amendment to Articles of  Incorporation  or By-Laws;  Change in Fiscal
Year

Effective November 26, 2007, the Board of Directors of Audiovox Corporation (the "Company") unanimously approved an amendment to the Company's by-laws (the "By-laws") to permit the Company to issue uncertificated shares of its Class A Common Stock. The By-laws had provided that all shares of stock of the Company were to be represented by certificates. This amendment was approved in order for the Company to comply with NASDAQ Rule 4350(1) and become eligible to participate in a Direct Registration Program.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the text of the By-law Amendment which is filed as
Exhibit 3.1 hereto and is incorporated by reference.

Item 9.01(d)      Financial Statements and Exhibits.

Exhibit No.                Description
----------                 -----------

   3.1                     Amendment to the By-Laws of Audiovox Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           AUDIOVOX CORPORATION (Registrant)


Date:   November 28, 2007                  By: /s/ Charles M. Stoehr
                                              -------------------------
                                              Charles M. Stoehr
                                              Senior Vice President and
                                               Chief Financial Officer


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